[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.3

PROJECT AGREEMENT 1 TO THE PRODUCT DEVELOPMENT AGREEMENT BETWEEN

RRD INTERNATIONAL, LLC AND EIGER BIOPHARMACEUTICALS, INC.

Product Development of Eiger’s HDV Program

This Project Agreement 1 (this “Project Agreement”), effective July 1, 2018 (the “Project Agreement Effective Date”), is between Eiger BioPharmaceuticals, Inc. (“Eiger”) and RRD International, LLC (“RRD”) and relates to the Product Development Agreement dated July 1, 2018 (the “Agreement”). Pursuant to the Agreement, RRD has agreed to perform certain services in accordance with written Project Agreements, such as this one, entered into from time-to-time describing such services. Capitalized terms used herein, and not otherwise defined, shall have the meanings given such terms in the Agreement.

WHEREAS, upon the Project Agreement Effective Date, the Parties have executed this Project Agreement to describe the terms and conditions under which RRD shall provide certain services related to Eiger’s Hepatitis D Virus (HDV) Program.

NOW THEREFORE, RRD and Eiger, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1.	Project Agreement. This document constitutes a Project Agreement under the Agreement, and the services contemplated herein are subject to the terms and provisions of the Agreement.
2.	Overview of Services. This Project Agreement, along with the Agreement, describes the terms under which RRD will provide development services to Eiger for its HDV product(s) (the “Product”).

The services to be conducted under the current scope of this Project Agreement cover the Eiger HDV program supporting activities from [***]. It is anticipated that support of this program will be expanded by amendment, to include – among other potential activities – [***], and through completion of the NDA supporting activities when those details and timing are understood. The current scope includes advancing the Product through the conduct of the following [***]:

[***]

In addition, the following corresponding services will be conducted in support of protocol preparation, CSR completion, IND Maintenance, Ex-US regulatory planning, NDA planning, clinical operations and study management activities:

a.	Senior Management and Strategic Oversight
b.	Program Management
c.	Regulatory Affairs and Medical Writing
d.	Clinical Pharmacology Strategy and Phase 1 Study Management
e.	Phase 3 Clinical Study Management
f.	Quality Assurance

The services provided under this Project Agreement are further described herein and in Exhibit G (Scope of Services) attached hereto (the “Services”).

Under this Project Agreement, RRD will assume primary responsibility for the Program, subject to oversight and guidance by a Development Advisory Committee, in the same manner as an internal biopharma product development team and operations staff. The RRD Product Development Team (PDT) will also provide operational oversight and management of RRD Consultants and Subcontractors.

3.	Study Protocols. Protocols for the studies are attached hereto as Exhibit A.
4.	Eiger - RRD Product Development Team. The initial Eiger - RRD Product Development Team, as described in Section 2.B(2) of the Agreement, is attached hereto as Exhibit B.
5.	Development Advisory Committee Charter. The Development Advisory Committee Charter, as described in 2.B(3) of the Agreement, is attached hereto as Exhibit C.
6.

Clinical Development Plan. The initial Clinical Development Plan, as described in Section 2.B(4) of the Agreement, shall be attached hereto as Exhibit D when approved by the Development Advisory Committee.

7.

Development Budget and Timeline. The Development Budget for this Project Agreement (including the budget for the conduct of the [***] and the additional activities including strategic and operational development planning / oversight by RRD’s senior management team), as described in Section 2.B(5) of the Agreement, is attached hereto as Exhibit E. RRD will invoice Eiger per the Payment Terms based upon the Development Budget, as such Development Budget is amended from time to time by the Development Advisory Committee.

It is anticipated that the budget and timeline will be adjusted by amendment to include – among other potential activities – the [***], and completion of the NDA supporting activities when those details and timing are understood.

8.	Payment Terms. The Payment Terms, as described in Section 2.B(6) of the Agreement, are attached hereto as Exhibit F.
9.	Scope of Services. A description of the roles and responsibilities of the Parties, as described in Section 2.B(7) of the Agreement, is attached hereto as Exhibit G.
10.

Consequence of Major Project Delays. In the event of a Major Project Delay ([***]), the Development Advisory Committee shall revise the Clinical Development Plan and Development Budget pursuant to the Agreement and the Development Advisory Committee Charter.  During the first [***] of a Major Project Delay, [***].  Thereafter, unless such Major Project Delay is [***].

11.	Project Agreement Term; Termination.
A.	Term. The term of this Project Agreement shall commence on the Project Agreement Effective Date and shall continue per the agreed upon Services, Budget and Timeline (the “Project Agreement Term”).

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B.	Termination Due to Default, Breach or Termination Without Cause by Eiger.
(1)

Each Party may terminate this Project Agreement at any time, upon written notice to the other Party, if the other Party is in material default or breach of the Agreement or this Project Agreement or if the other Party commits a non-material default or breach of the Agreement or this Project Agreement which has resulted in, or would reasonably be expected to result in, a material adverse effect on the non-breaching Party’s rights under the Agreement or this Project Agreement and such material or non-material default or breach continues un-remedied for a period of [***] after written notice thereof is delivered to the breaching or defaulting Party. If the breaching or defaulting Party fails to remedy the default or breach within the applicable cure period, such non-breaching Party may, by notice of termination to the other Party, immediately terminate this Agreement.

(2)	Eiger may terminate this Project Agreement without cause with [***] prior written notice, subject to the consequences of such termination as outlined herein.
(3)

Upon termination of this Project Agreement by Eiger pursuant to Section 11.B(2) or termination by RRD pursuant to Section 11.B(1) herein or Section 15(A)(1)(d) of the PDA, Eiger shall [***]. In the event a [***] is applicable, the following shall apply: (a) [***], and (b) [***]. In the event that the aggregate amount of Service Fees and Wind-down Fees paid by Eiger as provided in the foregoing sentence exceeds the amount of [***], RRD shall promptly reimburse the excess amount to Eiger.

C.

Termination Due to: (1) Medical, Scientific/Regulatory or Safety Reasons Related to the Drug Product and/or the Administration Thereof; or (2) Termination by RRD Based on the Parties’ Inability to Agree Upon an Amendment to the Development Budget or Clinical Development Plan.

(1)

The Development Advisory Committee has the authority, upon the unanimous agreement in good faith by all members, to terminate this Project Agreement in the event that medical, scientific/regulatory or safety reason(s) related to the drug product(s) that is the subject of this Project Agreement and/or the administration thereof justify such termination, in its sole and absolute discretion.  In such event, this Agreement will be deemed to have been mutually terminated by the Parties.

(2)

RRD may terminate this Project Agreement with [***] prior written notice in the event of RRD and Eiger’s inability to materially agree in good faith on a Material Amendment to the Development Budget or Clinical Development Plan.  As used herein, a “Material Amendment” means an amendment proposed by either Party that (a) is material to the conduct of this Project Agreement and (b) is not attributable to any act or failure to act by RRD (including any material default or breach of the Agreement or this Project Agreement by RRD).

[***]

D.

Upon termination of this Project Agreement for any reason, a transition plan will be developed to wind down the Services (which transition plan may cover a period that is shorter than the applicable notice period), and such transition plan will be submitted for approval to the Development Advisory Committee outlining the fees, expenses and timing of such transition plan

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(the “Wind-down Fees”). RRD shall implement such transition plan only upon approval thereof by the Development Advisory Committee, including the budget therefore. Once approved by the Development Advisory Committee, the transition plan shall become part of the Clinical Development Plan (as amended) hereunder, and the transition budget, including “Wind-down Fees”, shall become part of the Development Budget (as amended) hereunder.

E.	Upon the termination of this Project Agreement for any reason, RRD shall immediately return to Eiger any unused portion of the Deposit advanced by Eiger to RRD as described in the Payment Terms.
12.	Amendments. No modification, amendment, or waiver of this Project Agreement shall be effective unless in writing and duly executed and delivered by each Party.

ACKNOWLEDGED, ACCEPTED, AND AGREED TO:

RRD INTERNATIONAL, LLC		EIGER BIOPHARMACEUTICALS, INC.

By:	/s/ J. Scott Tarrant	By:	/s/ David Cory

Name:	J. Scott Tarrant	Name:	David Cory

Title:	President	Title:	Chief Executive Officer

Date:	8/11/18	Date:	8/11/18

Exhibit A – Study Protocols

Exhibit B – Eiger – RRD Product Development Team

Exhibit C – Development Advisory Committee Charter

Exhibit D – Clinical Development Plan

Exhibit E – Development and Budget Timeline

Exhibit F – Payment Terms

Exhibit G – Scope of Services

Exhibit H – General Approach and Outline of Anticipated NDA Supporting Activities

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

STUDY PROTOCOLS

The services to be conducted under this Project Agreement include advancing the Product through the conduct of the [***] listed below.

[***]

Note that it is anticipated that support of this program will be expanded by amendment, to include – among other potential activities – [***], and through completion of the NDA supporting activities, when those details and timing are understood.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

EIGER - RRD PRODUCT DEVELOPMENT TEAM

[***]

The PDT outlined above may be amended from time to time for the most effective use of resources to develop the Program.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

DEVELOPMENT ADVISORY COMMITTEE CHARTER

1.	Purpose. The Development Advisory Committee is established by Eiger and RRD to oversee the Clinical Development Plan and the Development Budget for the Programs.
2.	Authority and Duties.
A.

Generally. The role of the Development Advisory Committee will be to provide oversight and direction for the program, review critical issues as they arise and to make recommendations to Eiger’s management. In addition, the Development Advisory Committee shall decide on any other matters relating to the Clinical Development Plan and the Development Budget that may arise, including (i) responding to requests from RRD or Eiger for amendments to the Clinical Development Plan and/or the Development Budget, and (ii) addressing all other matters that are identified in the Agreement as requiring the input or approval of the Development Advisory Committee. The foregoing list of duties is not exhaustive, and the Development Advisory Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties and the furtherance of the development of Programs, including as may be required under the Agreement.

B.

Clinical Development Plan and Development Budget Approvals. Approximately [***] after the execution of this Project Agreement, the Development Advisory Committee shall meet and approve (pursuant to the approval procedures described in Section 5 of this Charter) the Clinical Development Plan and the Development Budget. Thereafter, the Development Advisory Committee shall continue to develop and refine the Clinical Development Plan and Development Budget and shall approve any revisions to the Clinical Development Plan and Development Budget (pursuant to the approval procedures described in Section 5 of this Charter). Notwithstanding the foregoing, the Development Advisory Committee shall review the Clinical Development Plan and Development Budget no less frequently than on a semi-annual basis. Any approval or non-approval of the Clinical Development Plan and Development Budget by the Development Advisory Committee shall be recorded in the minutes of such meeting.

C.

Ongoing Review of the Program.  The Development Advisory Committee shall be the primary means by which Eiger shall provide oversight and input to the Services provided by RRD. In the event the Services do not conform to the Clinical Development Plan, the Development Budget or Eiger’s reasonable expectations, the Development Advisory Committee members shall work together in good faith to resolve such non-conformities and any impact this may have to the Clinical Development Plan or Development Budget. If the Development Advisory Committee members are unable to resolve such issues at the Development Advisory Committee level, the chief executive officers/presidents of each Party shall meet in person (or, with the consent of both parties, via teleconference) to negotiate a resolution. If the Parties are unable to achieve a resolution following the meeting of the chief executive officers/presidents, the matter shall be resolved by Eiger, subject to RRD’s rights to terminate the Agreement and/or the Project Agreement pursuant to Section 15 of the Agreement and/or Section 11 of the Project Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.	Composition.
A.

The Development Advisory Committee shall consist [***] representation from RRD and Eiger with a minimum of [***] appointed by Eiger and a minimum of [***] appointed by RRD. Each Party may bring additional employees or representatives to each meeting as observers, but only if such employees or representatives are bound by confidentiality obligations at least as stringent as those previously defined in the Agreement.

B.

Each Development Advisory Committee Member shall have the requisite background, experience and training to carry out the duties and obligations of the Development Advisory Committee. Development Advisory Committee Members need not be members, directors or employees of either Party.

C.	The Chair of the Development Advisory Committee shall be appointed by Eiger and shall initially be [***].
D.

By written notice to Eiger, RRD may remove or replace one or more Development Advisory Committee Members designated by RRD. By written notice to RRD, Eiger may remove or replace one or more Development Advisory Committee Members, including the Chair, designated by Eiger.

4.	Operations.
A.

The Development Advisory Committee shall meet at least twice per year during the Term, unless and until the Development Advisory Committee determines that such meetings should occur at a greater or lesser frequency (in either case, each a “Scheduled Meeting”).  Scheduled Meetings may be held in person or by teleconference when appropriate. Eiger shall be solely responsible for RRD’s reasonable out-of-pocket costs associated with Development Advisory Committee attendance and participation in any such Meetings that are held in person, but may direct RRD to pay such costs from the Development Budget. In addition, any Development Advisory Committee Member may call for an ad hoc meeting of the Development Advisory Committee to be held by teleconference at any time, by giving at least [***]’ notice to the other members of the Development Advisory Committee unless such notice is waived by all of the members. An Ad Hoc Meeting may be called to address any time-sensitive matter, including changes to the Clinical Development Plan and/or Development Budget.

B.

The Chair, or such person as the Chair may designate, shall, in consultation with other Development Advisory Committee Members, develop and set the Development Advisory Committee’s agenda for each Scheduled Meeting. The agenda and information concerning the business to be conducted at each Scheduled Meeting shall be communicated in writing to the Development Advisory Committee Members at least one (1) week in advance of such Scheduled Meeting to permit meaningful review. Such an agenda shall not be required for an Ad Hoc Meeting; however, the purpose of the meeting shall be stated in the notice thereof.

C.

The Chair, or such person as the Chair may designate, shall prepare and distribute to all Development Advisory Committee Members, draft committee minutes within a reasonable period of time following each Scheduled Meeting and Ad Hoc Meeting, but in any case, in sufficient time to be included as part of the agenda for the next Scheduled Meeting. As part

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of the agenda of the first Scheduled Meeting, the Development Advisory Committee Members shall agree upon a standard procedure for review and approval of such draft committee minutes by the Development Advisory Committee Members.

5.	Approval Procedures.

Approval of any matter by the Development Advisory Committee may be affected in either of the two following ways:

A.	Approval at a Meeting of the Development Advisory Committee. [***].
B.

Approval by Unanimous Written Consent. Notwithstanding anything to the contrary, the Development Advisory Committee may approve any matter via unanimous written consent signed by all members of the Development Advisory Committee.

C.

If the Parties are unable to approve any matter as provided in subsection (A) or (B) above, the matter shall be resolved by Eiger, subject to RRD’s rights to terminate the Agreement and/or the Project Agreement pursuant to Section 15 of the Agreement and/or Section 11 of the Project Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

CLINICAL DEVELOPMENT PLAN

To Be Incorporated Herein Once Approved by the Development Advisory Committee

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT E

DEVELOPMENT BUDGET AND TIMELINE

The Development Budget shall be drafted and agreed upon pursuant to the terms of the Agreement and the Development Advisory Committee Charter. It shall be amended from time to time as described herein and shall constitute this Exhibit E and become part of the Agreement.

1.	General

The timeline and budget phasing for the Program Development Budget is shown below. The timeline reflects [***]. [***], which will include the expanded program scope, timeline, budget, and payment terms, when these details are understood. The budgeting process is an iterative process that will be revised and updated over the course of the program. The budget will be revisited for performance and reforecasting purposes at each DAC Meeting. Specific to this program, the following are additional milestones which, upon completion, the budget will be revisited and updated:

[***]

RRD currently anticipates the following budget updates:

A.	Version 1.0: July 2018: Initial budget estimate covering [***].
B.	Version 2.0: Q1 2019: Revised budget estimate to capture [***].
C.

Additional and/or subsequent budget revisions:  Material budget changes outside of RRD’s control (i.e., actual cost of negotiated third-party contracts, enrollment issues, safety issues, a truncated or extended clinical study, etc.) may only be made upon the recommendation of the Development Advisory Committee and with Eiger management’s prior approval.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.	Program Timeline (July 1, 2018 – August 31, 2022)

[***]

3.	Economic Structure

For the Program, [***]. RRD will work closely with Eiger to further define the development program and finalize the study protocols and timelines before completing the final budget.

Based upon the current timeline, project scope, assumptions and discussions between RRD and Eiger, the average monthly PDT FTE utilization rate is approximately [***] FTEs over the next [***]. The chart below reflects the total monthly FTE utilization throughout the program and coincides with work effort as described in the timeline above.

4.PDT FTE Utilization

[***]

5.	PDT Fixed Fee Program Budget
A.	Cash Compensation.

[***] shall be paid to RRD [***] per [***] budget below and the payment terms attached hereto as Exhibit F.

[***]

B.	Equity Compensation.

The remaining [***] of the RRD Fixed Service Fees (cash value of [***]) shall be paid to RRD in the form of shares of Eiger common stock (NASDAQ Capital Market Ticker Symbol EIGR) (the “Common Shares”). The Common Shares shall be priced at $12.50 per share. The Common Shares shall be issued subject to a separate Stock Purchase Agreement to be mutually agreed upon and executed between the parties, and such Common Shares will vest as invoiced per the budget above. If this Project Agreement 1 terminates, for any reason, all of the Common Shares that are unvested as of the termination date shall be forfeited immediately and automatically to Eiger, without payment to RRD and any termination or wind-down fees shall be paid in cash.

Eiger shall issue to RRD a single share certificate for the full amount of the Common Shares, subject to vesting (the “Share Certificate”).

6.	Estimated Expert Consultant and Pass-Through Budget[1]

[***]

[1]	[***].

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7. Total Budget Estimates

[***]

8.	Payment Schedule for RRD PDT Fixed Fees - Cash Component and Equity Vesting Schedule [***][2]

[***]

9.	Incentive Fees.

Eiger shall pay to RRD cash incentive fees (in addition to the amounts above) in the amounts described below within [***] of the corresponding milestone’s date. These amounts shall be due to RRD regardless of whether such milestone occurs during or after the term of the Product Development Agreement so long as RRD provides services to Eiger related to Eiger’s HDV Program within twelve months of the U.S. NDA submission.

Milestone	Amount
[***]	[***]

EXHIBIT F

PAYMENT TERMS

With respect to the development activities and services provided by RRD pursuant to this Project Agreement No. 1, and in accordance with the terms of Project Agreement No. 1, the Clinical Development Plan and the Development Budget, RRD will invoice Eiger in accordance with this Payment Terms Exhibit.

1.

Generally. In regard to the budgeted service fees for RRD’s Senior Development Management and Core Development Team, RRD shall invoice Eiger per the payment schedule detailed in Section 8 of Exhibit F. In addition, costs incurred for RRD Expert Consultants and Subcontractors and amounts paid for actual travel and other associated pass-through expenses shall be invoiced monthly, in arrears, subject to the deposit described below.

2.	Initial Payments.
A.	Initial Cash Payment. Immediately upon execution of Project Agreement No. 1, Eiger shall make a cash payment to RRD in the amount of [***] which represents: (a) [***]; and (b) [***].

Initial Cash Payment Due Upon Execution of this Project Agreement	Amount
[***]	[***]
Total Amount of Initial Cash Payment	[***]

1Credit of [***] is transferred from Eiger WO 11.

[2]	The number of Common Shares shall be determined based on a stock price of $12.50 per share.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B.	Equity. Eiger shall issue to RRD the Share Certificate within [***] after execution of Project Agreement No. 1 as described in Exhibit E.
3.	Subsequent Payments. Subsequent to the Initial Payment, RRD shall invoice Eiger, and Eiger shall pay to RRD:
A.

As scheduled, per Section 8 of Exhibit F.  In the event of a modification of the Development Budget, upon approval of the Development Advisory Committee, RRD and Eiger will negotiate an amendment to the payment schedule in good faith consistent with the revised Development Budget over the remainder of the term; and

B.

On a [***] basis, RRD shall invoice Eiger for the RRD Expert Consultant fees and actual amount of pass-through expenses (including RRD Subcontractors) incurred during the most recently completed month, [***].  RRD shall promptly (i) pay all invoices for RRD Expert Consultant fees and pass-through expenses (including RRD Subcontractors) for Services contemplated under this Project Agreement No. 1 in accordance with the payment terms of the applicable agreement between such RRD Expert Consultant or RRD Subcontractor and RRD and (ii) provide Eiger with reasonable evidence of such payment when made by RRD.  In the event the aggregate net amount of such costs paid by RRD at any one time is equal to or greater than the amount of the Deposit, Eiger shall either be responsible for paying such further payments directly to the respective vendors or reasonably increasing the amount of the Deposit to RRD to cover such net payments going forward.

C.	RRD reserves [***].
D.

Upon termination of this Project Agreement, RRD will reconcile unpaid service fees earned (including wind-down fees, if any), unreimbursed RRD Expert Consultant fees and pass-through expenses (including RRD Subcontractors), and all other unreimbursed pass-through expenses against the balance of funds previously advanced by Eiger. Any excess of unapplied Eiger deposits over unpaid fees, costs and expenses will be offset against (i.e., deducted from) the final billing due to Eiger.  If such excess is not able to be completely offset in this manner, the difference will be promptly refunded by RRD to Eiger, or alternatively, Eiger can in its sole discretion offset it against any payments still due to RRD under previous invoices.

4.	Miscellaneous.
A.	RRD shall invoice Eiger for RRD Expert Consultants and Subcontractors and pass-through expenses (i.e., travel, postage / delivery, phone charges, etc.) in arrears, on a monthly basis.
B.	All pass-through expenses, as identified in the Development Budget, shall be billed to Eiger without mark-up.
C.

All fees, costs, and expenses invoiced by RRD to Eiger, will be payable in US Dollars and are due within [***] of the receipt of the invoice.  If Eiger disputes in good faith any portion of an invoice, then Eiger shall pay the undisputed portion of the invoice, and the parties shall use good faith efforts to reconcile the disputed amount as soon as practicable. RRD shall not be required to pay, nor be liable for its failure (or delay) to pay, any fees to RRD Expert Consultants and

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Subcontractors or any pass-through expenses if the balance of the payments made by Eiger pursuant to Section 2 and Section 3B above is insufficient to cover any such payment due by RRD, and provided that such insufficiency is solely the result of Eiger’s delayed payment of, under-payment of, or failure to pay any billing by RRD for such expenses or advances therefor.

D.	RRD shall transmit invoices to Eiger at the following email addresses:

Eiger BioPharmaceuticals, Inc.

Please send invoices to Eiger at:  [***]

With copy to [***]

[***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

All payments to RRD shall be sent to RRD as follows:

RRD Wire and ACH Instructions (ACH preferred):

[***]

For questions related to invoicing, please contact [***] at:

[***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G

SCOPE OF SERVICES

Clinical Pharmacology (Phase 1) Services, Phase 3 Services, IND Maintenance, and NDA Planning

[***]

DESCRIPTION OF SERVICES

In addition to the Services described below, this Project Agreement will continue the services commenced under Amended and Restated Work Order 11, effective as of February 15, 2018, which was terminated upon execution of the Product Development Agreement and this Project Agreement per the terms of section 17(N) of the Product Development Agreement.

A.	SERVICES. RRD will provide the following Services in support of the Phase 1 and Phase 3 HDV Program:
1.	Senior Management and Strategic Oversight
2.	Program Management
3.	Regulatory Affairs and Medical Writing
4.	Clinical Pharmacology Strategy and Study Management
5.	Phase 3 Clinical Operations and Study Management
6.	Quality Assurance
B.	DESCRIPTION OF SERVICES.
1.	Senior Management and Strategic Oversight

[***]

2.	Program Management

[***]

3.	Regulatory Affairs and Medical Writing

[***]

4.	Clinical Pharmacology Strategy and Study Management

[***]

5.	Phase 3 Clinical Operations and Study Management

[***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.	Quality Assurance

[***]

C.	LIST OF TASKS AND RESPONSIBILITIES.

[***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT H

General Approach and Outline of Anticipated NDA Supporting Activities

A.	Summary

The services to be conducted under the current scope of this PDA Project Agreement 1 (PDA PA1) cover the Eiger HDV program supporting activities from [***]. Support of this program will be expanded, by amendment, through filing of the NDA and the requisite supporting activities when those details are understood. The following outlines RRD’s high-level approach and plan to conduct these NDA supporting activities, including [***]. The detailed scope, budget, and timeline of Stages 2 – 4, outlined below are not included in this PA1; these will be prepared and included in a subsequent amendment.

B.	NDA Strategy and Planning, NDA Application Preparation/Submission, and Key Meetings with FDA

Pre-NDA and NDA activities will be implemented in a staged approach as described below. Throughout the process, the RRD team will meet regularly, via telephone or in person with Eiger to report progress and resolve issues on a cross-functional and cross-operational basis. Program management for tasks related to the strategic development of the CTD sections of the NDA includes the following: coordinating communication and timeline for deliverables with internal and external team members/vendors for transition of information and review of NDA sections.

Stage 1: (included in PDA PA 1): RRD will work with Eiger to develop [***]

Stage 2 (to be included in PDA PA1 Amendment): Activities related to [***]

Stage 3 (to be included in PDA PA1 Amendment): Activities related to [***]

Stage 4 (to be included in PDA PA1 Amendment): After [***]

C.	Reference Timeline - NDA Strategy and Planning, NDA Application Preparation/Submission, and Key Meetings with FDA

The following reference timeline, in the light blue shaded section surrounded by the red dashed line, illustrates the potential timing for the key activities in the aforementioned Stages 2 – 4 through NDA filing and FDA review/decision of the application. The timeline activities will be firmed up and detailed in the amendment which will include [***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.